Exhibit 10.19
July 30, 2010
JPMorgan Chase Bank, N.A., as Administrative
   Agent under the Credit Agreement referred to
   below, and to each Lender under and as
   defined in such Credit Agreement
10 South Dearborn Street, Floor 7
Chicago, IL 60603
Attn:      Nanette Wilson

Re:	Molex Japan Unauthorized Liabilities
Ladies/Gentlemen:
     Please refer to the Credit Agreement dated as of June 24, 2009 (as amended, the “Credit Agreement”) among Molex Incorporated (the “Company”), the Subsidiary Borrowers from time to time party thereto, various financial institutions and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein have the meanings specified in the Credit Agreement.
     As previously disclosed to the Lenders, the Company has discovered that an unauthorized individual may have obtained up to 15,000,000,000 yen (the Dollar Equivalent of approximately $165,000,000) in loans from Japanese banks in the name of Molex Japan Co. Ltd (the “Unauthorized Liabilities”). The Company and its legal advisors have undertaken an investigation of the events and circumstances related to the Unauthorized Liabilities and the possible theft of funds from Molex Japan (collectively the “Molex Japan Events”). Pending completion of such investigation, the Company anticipates that it will include some or all of the Unauthorized Liabilities as “other liabilities” (or a similar line item) on its current and certain historical financial statements.
     In order to ensure continued availability under the Credit Agreement while the Company completes its investigation of the Molex Japan Events, the Company requests that the Lenders waive any Default that has arisen or might arise under the Credit Agreement as a result of any inaccuracy in the Company’s representations and warranties in (i) Section 3.04(a) regarding its financial statements for the periods ended June 30, 2007, June 30, 2008 or March 31, 2009, (ii) Section 3.04(b) regarding the absence of a material adverse change since June 30, 2008 and (iii) Section 3.11 with respect to the disclosures made by the Company prior to the Effective Date, in each case to the extent arising solely as a result of the Unauthorized Liabilities.
     The Company represents and warrants that:

The Administrative Agent and the Lenders
   under the Molex Credit Agreement
July 30, 2010

     (i) After giving effect to the waivers contemplated hereby, each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect is true and correct in all respects) on and as of the date hereof (except any such representation or warranty that expressly relates to or is made expressly as of a specific earlier date, in which case such representation or warranty is true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect is true and correct in all respects) with respect to or as of such specific earlier date).
     (ii) After giving effect to the waivers contemplated hereby, no Default has occurred and is continuing.
     The waivers set forth above are limited strictly to the precise terms thereof and shall not constitute (i) a waiver of or consent to any breach of any Section of the Credit Agreement referred to above arising out of any event or circumstance other than the Molex Japan Events or (ii) a waiver or amendment of any other provision of the Credit Agreement or any other Loan Document. This letter agreement shall become effective when (i) the Administrative Agent has received counterparts hereof signed by the Company and the Required Lenders (it being understood that delivery to the Administrative Agent of a counterpart hereof, or signature page hereto, by facsimile or in a .pdf or similar file shall be effective as delivery of an original, manually-signed counterpart). The provisions of Sections 9.03, 9.09, 9.10 and 9.12 of the Credit Agreement are incorporated herein by reference as if fully set forth herein, mutatis mutandis.

Very truly yours,

MOLEX INCORPORATED

By
Name: David D. Johnson
Title: Executive Vice President, Treasurer and
Chief Financial Officer

Accepted and Agreed:
JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION, individually and as Administrative Agent

By
Name:
Title:

STANDARD CHARTERED BANK

By
Name:
Title:

By
Name:
Title:

THE NORTHERN TRUST COMPANY

By
Name:
Title:

HSBC BANK USA, NATIONAL ASSOCIATION

By
Name:
Title:

THE ROYAL BANK OF SCOTLAND, PLC

By
Name:
Title:

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